SEVERANCE & RELEASE AGREEMENT

This Severance Agreement and Release (“Agreement”) is made by and between InfoSearch Media, Inc. (the “Company”), and Frank Knuettel II (“Employee”).

WHEREAS, Employee was employed by the Company;

WHEREAS, the Company and Employee have entered into a Proprietary Information and Invention Agreement (the “Confidentiality Agreement”);

WHEREAS, the Company and Employee have agreed to end the employment relationship;

WHEREAS, the Company desires to extend certain severance benefits to Employee, and in return, Employee has agreed to release the Company from any claims arising from or related to the employment relationship;

NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as “the Parties”) hereby agree as follows:

A.  Final Date of Employment. Employee’s employment with the Company will end on June 15, 2007.

B.  Consideration. The Company agrees to, on or before the final date of employment to engage the Employee as a Consultant in accordance with the Consulting Agreement attached hereto as Exhibit A.

C.  Confidential Information. Employee shall maintain the confidentiality of the terms of this Agreement and shall continue to maintain all confidential and proprietary information of the Company and shall continue to comply with the terms and conditions of the Confidentiality Agreement between Employee and the Company. Employee shall return all the Company property and confidential and proprietary information in her possession to the Company on or before the Effective Date of this Agreement.

D.  Payment of Salary. Company agrees to pay on the final date of employment all salary, accrued but unused PTO time and any and all other benefits due to Employee through the final date of employment. This Agreement will become Effective concurrent with such payments.

E.  Release of Claims. Employee agrees that the consideration described in paragraph B, above, represents settlement in full of all outstanding obligations owed to Employee by the Company and in return for such consideration, Employee, on behalf of herself, and her heirs, family members, executors, adminis-trators and affiliates, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, investors, stockholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corpora-tions, insurers, and assigns, from, and agrees not to sue concerning, any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation,

1. any and all claims relating to or arising from Employee’s employment relationship with the Company or the termination of that relationship;

2. any and all claims relating to, or arising from, Employee’s right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

3. any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; fraud; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospec-tive economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion;

4. any and all claims for violation of any federal, state or municipal stat-ute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act; the California Fair Employment and Housing Act or similar state statute, and Labor Code section 201, et seq. and section 970, et seq. or similar state statute;

5. any and all claims for violation of the federal, or any state, constitution;

6. any and all claims arising out of any other laws and regulations relating to employment or employment discrimination or unlawful harassment; and

7. any and all claims for attorneys’ fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This Release does not extend to any obligations incurred under this Agreement. This Release does not extend to those rights which as a matter of law cannot be waived, including but not limited to unwaivable rights the Employee may have under the California Labor Code or any similar state statute.

F. Civil Code Section 1542. Employee understands and agrees that the release set forth in this Agreement covers both claims that Employee knows about and those that he may not know about. Employee waives any rights afforded by Section 1542 of the California Civil Code, which reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

G. No Pending or Future Lawsuits. The Parties represent that they have no lawsuits, claims, or actions pending in their name, or on behalf of any other person or entity, against the other Party or any other person or entity referred to herein. Both Parties also represents that they does not intend to bring any claims on their own behalf or on behalf of any other person or entity against the other Party or any other person or entity referred to herein.

H. No Cooperation. The Parties agree that they will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the other Party and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

I. Non Disparagement. The Parties agree that they will not act in any manner that might damage the business of the Company or the reputation of the Employee, including, without limitation, negatively representing the events surrounding Employee’s termination of employment to other employee’s of the Company or to outside parties. The Parties agree that neither will disparage the other in any manner, including but not limited to negative representations of the Company, its management or operations, or negative evaluations of Employee, his work performance, ability to perform his duties, or knowledge and understanding of his job.

J. No Admission of Liability. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

K. Costs. The Parties shall each bear their own costs, expert fees, attorneys' fees and other fees incurred in connection with this Agreement.

L. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Los Angeles County, California before the American Arbitration Association under its California Employment Dispute Resolution Rules, or by a judge to be mutually agreed upon. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties agree that the prevailing party in any arbitration shall be awarded its reasonable attorney's fees and costs.

M. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on her own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

N. No Representations. Each party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

O. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

P. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Employee concern-ing Employee's employment by and separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company, with the exception of the Confidentiality Agreement.

Q. No Oral Modification. This Agreement may only be amended in writing signed by Employee and the President of the Company.

R. Governing Law. This Agreement shall be governed by the laws of the State of California (without regard to the principles of conflict of laws thereof).

S. Effective Date. This Agreement is effective when it has been signed by both Parties, except as referenced above in Paragraph D.

T. Counterparts. This Agreement may be executed in counter-parts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

U. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

1. They have read this Agreement;

2. They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

3. They understand the terms and consequences of this Agreement and of the releases it contains;

4. They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

InfoSearch Media, Inc.

Dated: _________, 2007                                By: /s/ George Lichter

Name: George Lichter

Title: President and CEO

Frank Knuettel II, an individual

Dated: _________, 2007                                /s/ Frank Knuettel II